UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00834

Name of Registrant:	Vanguard Windsor Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:  October 31

Date of reporting period: November 1, 2018—October 31, 2019

Item 1: Reports to Shareholders

Annual Report | October 31, 2019 Vanguard WindsorTM Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisors’ Report	3
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	11

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

November 18, 2019

1

Your Fund’s Performance at a Glance

•     Vanguard Windsor Fund returned 11.59% for Investor Shares and 11.71% for Admiral Shares for the 12 months ended October 31, 2019. The fund’s benchmark, the Russell 1000 Value Index, returned 11.21%.

•     The Windsor Fund’s two advisors aim to invest in large- and mid-capitalization stocks they have determined are undervalued by the marketplace.

•     The broad U.S. stock market, as measured by the Russell 3000 Index, climbed more than 13% for the year. While stocks endured stretches of volatility at the end of 2018 and during the spring of 2019, their performance was boosted by the Federal Reserve’s accommodative stance and corporate earnings that largely exceeded investor expectations.

•     Growth stocks outperformed their value counterparts, while large- and mid-cap stocks surpassed small-caps.

•     The advisors’ holdings in information technology, industrials, and materials were the greatest contributors to relative performance. Energy, utilities, and consumer staples detracted the most.

•     Over the past decade, the fund’s average return slightly trailed that of its expense-free benchmark.

Market Barometer

	Average Annual Total Returns
	Periods Ended October 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	14.15%	14.73%	10.55%
Russell 2000 Index (Small-caps)	4.90	10.96	7.37
Russell 3000 Index (Broad U.S. market)	13.49	14.47	10.31
FTSE All-World ex US Index (International)	11.52	8.21	4.16

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	11.51%	3.29%	3.24%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	9.42	3.62	3.55
FTSE Three-Month U.S. Treasury Bill Index	2.35	1.57	0.98

CPI
Consumer Price Index	1.76%	2.11%	1.62%

2

Advisors’ Report

For the fiscal year ended October 31, 2019, Vanguard Windsor Fund returned 11.59% for Investor Shares and 11.71% for lower-cost Admiral Shares. The fund is managed by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the period and of how their portfolio positioning reflects this assessment. These comments were prepared on November 18, 2019.

Wellington Management Company LLP

Portfolio Manager:

David W. Palmer, CFA,

Senior Managing Director

As in recent years, the style factor environment this year was characterized by the outperformance of growth and

Vanguard Windsor Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company LLP	69	13,238

Seeks to provide long-term total returns above both the S&P 500 and value-oriented indexes over a complete market cycle through bottom-up, fundamentally driven stock selection focused on undervalued securities.

Pzena Investment Management, LLC	29	5,616

Uses a fundamental, bottom-up, deep-value-oriented investment strategy. Seeks to buy good businesses at low prices, focusing exclusively on companies that are underperforming their historically demonstrated earnings power.

Cash Investments	2	342	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.

3

momentum and the underperformance of value (most notably book-to-price factor). The fund’s style factors modestly boosted results compared with those of the Russell 1000 Value Index.

We have always believed the best long-term opportunities are in stocks of good companies that have been discarded by other investors for reasons that we feel are temporary. There certainly have been times when the portfolio was out of sync with marketplace fashion. We are confident that if we remain disciplined in our value approach, we will bring compensatory rewards to our shareholders over the long run.

Domestic demand weakened globally in 2019, and U.S. leading metrics moved lower to converge with those of other countries. Wellington’s macroeconomic experts expect central banks to loosen policy as a result. However, they predict this will likely be offset by an overall reduction in economic output as sentiment becomes increasingly cautious. While our team’s approach rests primarily on company-specific assessment, we take a dimmer view of companies that require customer-confidence-driven volume acceleration.

Over the fiscal year, the sectors that performed best in the Russell 1000 Value Index were real estate, utilities, and information technology. Only energy posted a negative return.

Stock selection was the primary driver of our portion of the fund’s results, led by information technology, industrials, and materials. Among the stocks that had an impact of at least 30 basis points (a basis point is one-hundredth of a percentage point) on relative performance, the winners outnumbered the losers by nearly 60%. These top performers were spread over seven of the 11 sectors.

Information technology did best relative to the benchmark. Within the sector, the most notable contributors were KLA, Broadcom, and Marvell Technology Group. Shares of KLA benefited from increased development spending by foundry and logistic customers. We believe the company has the potential to outperform the broader semiconductor equipment industry. KLA continues to invest heavily in R&D and has a strong technical standing.

Marvell Technology had a great run during the year as opportunities in 5G ramped up considerably and investors anticipated a strong growth trajectory. We eliminated our position in favor of more compelling risk/return opportunities trading at what we believe are more reasonable valuations.

Industrials was another solid contributor. L3Harris Technologies gained amid continued integration of the merger between L3 and Harris, completed in June 2019. More broadly, the stock benefited from a bid for the defense

4

sector. Defense companies have put up strong results and shown improving performance throughout the year.

Weak security selection in the energy sector partially offset positive returns elsewhere. Permian Basin producer Concho Resources disappointed with poor second-quarter results in both production and capital efficiency. Concho management, previously acclaimed for its superior operating acumen, confessed to mistakes in field development planning on several key projects. Placing wells too close together reduced production volumes per dollar spent. We have maintained the position as we feel that the market is straightlining this poor efficiency into the future. We believe there is considerable upside potential for new field designs to improve results.

Strength in consumer confidence, labor market, and liquidity measures has largely been offset by a deterioration in export-oriented metrics such as industrials confidence. Heightened volatility has entered the markets along with the deterioration of U.S.-China trade relations and concerns about the U.S. yield curve inversion’s implications for a potential economic recession. We remain focused on finding underperforming companies that we believe have meaningfully undervalued earnings potential, along with balance sheets and business models capable of surviving a potentially choppy economic environment.

Pzena Investment Management, LLC

Portfolio Managers:

Richard S. Pzena, Managing Principal and Co-Chief Investment Officer

John J. Flynn, Principal

Benjamin S. Silver, CFA, CPA, Principal

In a market that favored growth and low volatility over value stocks, our portion of the fund’s holdings in financials contributed to results. Consumer discretionary, information technology, and energy positions underperformed significantly.

Oilfield service leaders Halliburton and National Oilwell Varco were large detractors. Weak oil prices and temporary oversupply masked the fact that oil and gas capital spending must pick up dramatically to offset a looming shortfall in energy supply in the next several years. Oil service companies have been especially pressured as oil companies cut operating costs and capital spending to restore profits and cash flow.

Mylan, the leading generic drug manufacturer, was weak after recent turmoil in the U.S. domestic market. This weighed on shares as two biosimilar drugs faced a prolonged approval process from the FDA, and generic price deflation accelerated. The company recently announced a merger with Pfizer’s Upjohn division. The merger will increase its distribution reach into Asia and provide significant cash flow from Upjohn’s off-patent drug portfolio.

5

The largest individual contributor was insurance company American International Group. It rose on higher net investment income and a lower combined expense ratio, along with a lack of negative reserve developments.

Another contributor was a new holding in pharmaceutical company Bristol-Myers Squibb. We added a position after recent drug trial setbacks and the pending acquisition of Celgene weighed down the stock. The underlying business has performed well, and divestitures from the Celgene transaction seem to be reasonable. Financial services leader Bank of America also reported strong results.

We initiated several new positions this year, including PVH, a global apparel company that derives 90% of its profits from the Calvin Klein and Tommy Hilfiger brands. We bought the stock after recent creative decisions at Calvin Klein by a new creative director won acclaim from critics but did not translate to commercial success. Calvin Klein has now parted ways with that creative director and is returning to its roots. We believe the issues are fixable and are encouraged by the performance of the core brand.

Another new position is Wabtec, a leading manufacturer of railroad equipment that merged its operations with GE Transportation, a top producer of locomotives. The shares have severely underperformed because of investor concerns over acquisition-related risks and cyclically depressed demand for locomotives. Deliveries in 2018 were the lowest on record.

Finally, we added Mohawk Industries, the leading global manufacturer of flooring products. Earnings have recently come under pressure from input cost inflation. Also, consumers have begun replacing traditional flooring products with luxury vinyl tile (LVT), a rapidly growing category in which Mohawk is underrepresented. As Mohawk ramps up its LVT capacity, we expect it to leverage its historical advantages in distribution and manufacturing excellence to successfully navigate this industry transition.

To fund these purchases, our notable sales included pharmaceutical company Merck, advertising agency Omnicom Group, pharmacy benefit manager Express Scripts (which we exited when it was taken over), and integrated oil company BP. We trimmed several positions, including industrial Dover, integrated energy company Royal Dutch Shell, IT software company Oracle, and pharmaceutical company Pfizer.

In our view, the current market environment represents a compelling value opportunity for those investors with a patient, long-term investment horizon. The portfolio remains positioned in economically sensitive areas where we are finding a wide range of good businesses at compelling valuations.

6

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

7

Six Months Ended October 31, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor Fund	4/30/2019	10/31/2019	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,033.81	$1.54
Admiral™ Shares	1,000.00	1,034.48	1.03
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.69	$1.53
Admiral Shares	1,000.00	1,024.20	1.02

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.30% for Investor Shares and 0.20% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

8

Windsor Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2009, Through October 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns Periods Ended October 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Windsor Fund Investor Shares	11.59%	7.08%	11.76%	$30,407
Russell 1000 Value Index	11.21	7.61	11.96	30,959
Dow Jones U.S. Total Stock Market Float Adjusted Index	13.39	10.26	13.62	35,859

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Windsor Fund Admiral Shares	11.71%	7.19%	11.88%	$153,654
Russell 1000 Value Index	11.21	7.61	11.96	154,796
Dow Jones U.S. Total Stock Market Float Adjusted Index	13.39	10.26	13.62	179,296

See Financial Highlights for dividend and capital gains information.

9

Windsor Fund

Sector Diversification

As of October 31, 2019

Communication Services	8.5%
Consumer Discretionary	7.9
Consumer Staples	4.8
Energy	8.2
Financials	23.4
Health Care	14.4
Industrials	11.2
Information Technology	10.4
Materials	4.4
Other	0.0
Real Estate	4.2
Utilities	2.6

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

10

Windsor Fund

Financial Statements

Statement of Net Assets

As of October 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (97.0%)[1]
Communication Services (8.2%)
	Comcast Corp. Class A	7,734,392	346,656
	Verizon Communications Inc.	4,946,413	299,110
*	Alphabet Inc. Class A	167,804	211,232
*	Electronic Arts Inc.	1,939,724	186,989
*	Charter Communications Inc. Class A	317,465	148,529
*	T-Mobile US Inc.	1,676,423	138,573
	Interpublic Group of Cos. Inc.	4,983,648	108,394
	Activision Blizzard Inc.	1,305,806	73,164
	AT&T Inc.	1,666,954	64,161
			1,576,808
Consumer Discretionary (7.7%)
	Expedia Group Inc.	1,886,940	257,869
	General Motors Co.	5,757,814	213,961
	TJX Cos. Inc.	2,598,473	149,802
	Ford Motor Co.	16,709,926	143,538
	Lear Corp.	1,178,179	138,754
	PVH Corp.	1,458,199	127,097
	Newell Brands Inc.	5,957,934	113,022
*	Mohawk Industries Inc.	745,450	106,883
*	Norwegian Cruise Line Holdings Ltd.	1,659,891	84,256
	Lennar Corp. Class A	1,275,118	75,997
	Gildan Activewear Inc. Class A	2,508,866	64,051
			1,475,230
Consumer Staples (4.7%)
	Philip Morris International Inc.	4,023,092	327,641
	Kroger Co.	8,190,607	201,817
	Archer-Daniels-Midland Co.	3,413,509	143,504
*	US Foods Holding Corp.	2,471,739	98,054
	Walmart Inc.	826,339	96,896
	Kellogg Co.	432,159	27,455
			895,367
Energy (8.0%)
	Halliburton Co.	10,733,672	206,623
	Chevron Corp.	1,666,868	193,590
	Canadian Natural Resources Ltd.	7,147,490	180,260
	National Oilwell Varco Inc.	7,634,325	172,688
	Concho Resources Inc.	2,306,915	155,763
	Diamondback Energy Inc.	1,306,143	112,015
	Enbridge Inc.	2,988,940	108,827
	Exxon Mobil Corp.	1,472,730	99,512
	Royal Dutch Shell plc ADR	1,712,553	99,277
	Baker Hughes Co. Class A	3,439,532	73,606
	Encana Corp.	17,584,558	69,107
	Cenovus Energy Inc.	6,621,254	56,215
			1,527,483
Financials (22.6%)
	Bank of America Corp.	19,659,777	614,761
	Citigroup Inc.	5,303,284	381,094
	MetLife Inc.	7,744,855	362,382
	Raymond James Financial Inc.	3,275,454	273,468
*	Athene Holding Ltd. Class A	4,634,804	200,919
	American International Group Inc.	3,671,029	194,418
	TD Ameritrade Holding Corp.	4,820,431	185,008
	Wells Fargo & Co.	3,377,478	174,379
	Capital One Financial Corp.	1,797,232	167,592
	Zions Bancorp NA	3,153,334	152,842
	JPMorgan Chase & Co.	1,218,510	152,216
	Morgan Stanley	3,128,833	144,083
	ING Groep NV ADR	10,686,489	121,078
	AXA Equitable Holdings Inc.	5,594,427	120,839
	Unum Group	4,245,416	116,919
	Assurant Inc.	916,466	115,539

11

Windsor Fund

Market
Value•
Shares	($000)
Voya Financial Inc.	2,064,001	111,373
Goldman Sachs Group Inc.	493,525	105,308
London Stock Exchange Group plc	1,085,429	97,818
M&T Bank Corp.	608,597	95,264
Prudential Financial Inc.	994,725	90,659
PNC Financial Services Group Inc.	587,758	86,224
Fifth Third Bancorp	2,159,384	62,795
KKR & Co. Inc. Class A	2,130,259	61,415
KeyCorp	3,143,625	56,491
Axis Capital Holdings Ltd.	896,994	53,308
UBS Group AG	2,753,680	32,411
Invesco Ltd.	695,225	11,694
4,342,297
Health Care (13.9%)
Bristol-Myers Squibb Co.	6,687,175	383,643
CVS Health Corp.	5,610,283	372,467
UnitedHealth Group Inc.	1,078,260	272,476
Medtronic plc	2,099,121	228,594
Koninklijke Philips NV	5,064,328	222,195
Humana Inc.	693,064	203,899
McKesson Corp.	1,471,876	195,760
Gilead Sciences Inc.	2,316,400	147,578
Amgen Inc.	677,924	144,567
*	Centene Corp.	2,064,697	109,594
Eli Lilly & Co.	856,700	97,621
*	Mylan NV	4,389,901	84,067
Pfizer Inc.	1,888,111	72,447
Cardinal Health Inc.	1,260,058	62,310
Cigna Corp.	298,096	53,198
*	Biogen Inc.	45,702	13,652
2,664,068
Industrials (10.8%)
Wabtec Corp.	4,831,357	335,151
L3Harris Technologies Inc.	1,263,815	260,738
Southwest Airlines Co.	3,885,171	218,075
Ferguson plc	2,347,724	200,481
General Electric Co.	19,315,466	192,768
Raytheon Co.	793,663	168,423
Eaton Corp. plc	1,675,008	145,910
Stanley Black & Decker Inc.	746,140	112,913
*	Sensata Technologies Holding plc	2,022,708	103,542
JB Hunt Transport Services Inc.	827,569	97,289
Delta Air Lines Inc.	1,477,100	81,359
Honeywell International Inc.	456,546	78,859
Parker-Hannifin Corp.	317,760	58,306
Dover Corp.	281,597	29,255
2,083,069
Information Technology (10.0%)
Intel Corp.	6,014,426	339,995
*	Micron Technology Inc.	5,436,234	258,493
KLA Corp.	1,431,617	242,001
Broadcom Inc.	561,767	164,513
SS&C Technologies Holdings Inc.	2,698,456	140,347
Amdocs Ltd.	2,087,713	136,119
Hewlett Packard Enterprise Co.	8,187,213	134,352
*	Arrow Electronics Inc.	1,597,125	126,620
Cognizant Technology Solutions Corp. Class A	1,962,403	119,589
Oracle Corp.	1,972,134	107,462
Samsung Electronics Co. Ltd.	1,863,975	80,561
Juniper Networks Inc.	1,836,089	45,572
Cisco Systems Inc.	556,397	26,434
1,922,058
Materials (4.2%)
FMC Corp.	2,362,849	216,201
Celanese Corp. Class A	1,600,266	193,872
Reliance Steel & Aluminum Co.	1,501,157	174,194
PPG Industries Inc.	893,438	111,787
Vulcan Materials Co.	683,652	97,673
*	Livent Corp.	2,292,561	15,727
809,454
Other (0.3%)
2	Vanguard Value ETF	543,476	61,815

Real Estate (4.1%)
Equinix Inc.	425,183	240,985
Americold Realty Trust	5,199,121	208,433
Host Hotels & Resorts Inc.	7,818,719	128,149
Simon Property Group Inc.	709,871	106,963
American Tower Corp.	474,686	103,520
788,050
Utilities (2.5%)
Edison International	1,708,842	107,486
Exelon Corp.	2,239,400	101,871
Sempra Energy	643,131	92,939
Duke Energy Corp.	669,597	63,116
Avangrid Inc.	1,258,907	63,008
Entergy Corp.	367,502	44,644
473,064
Total Common Stocks
(Cost $15,482,817)	18,618,763

12

Windsor Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (3.0%)[1]
Money Market Fund (2.1%)
3	Vanguard Market Liquidity Fund, 1.984%	4,151,517	415,193

		Face
		Amount
		($000)
	Repurchase Agreement (0.8%)
	Bank of America Securities, LLC 1.750%, 11/1/19 (Dated 10/31/19, Repurchase Value $146,707,000, collateralized by Government National Mortgage Assn. 3.500%, 3/20/47–4/20/49, with a value of $149,634,000)	146,700	146,700

	U.S. Government and Agency Obligations (0.1%)
4	United States Treasury Bill, 2.158%, 11/7/19	10,000	9,998
	Total Temporary Cash Investments
	(Cost $571,874)		571,891
	Total Investments (100.0%)
	(Cost $16,054,691)		19,190,654

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	885
Receivables for Investment Securities Sold	13,559
Receivables for Accrued Income	23,233
Receivables for Capital Shares Issued	1,186
Other Assets[5]	2,537
Total Other Assets	41,400
Liabilities
Payables for Investment Securities Purchased	(4,524)
Payables for Capital Shares Redeemed	(12,918)
Payables to Investment Advisor	(2,889)
Payables to Vanguard	(14,501)
Variation Margin Payable—Futures Contracts	(1,151)
Other Liabilities	(9)
Total Liabilities	(35,992)
Net Assets (100%)	19,196,062

At October 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	14,386,858
Total Distributable Earnings (Loss)	4,809,204
Net Assets	19,196,062

Investor Shares—Net Assets
Applicable to 208,993,799 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,548,724
Net Asset Value Per Share—Investor Shares	$21.76

Admiral Shares—Net Assets
Applicable to 199,525,133 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	14,647,338
Net Asset Value Per Share—Admiral Shares	$73.41

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.5% and 1.5%, respectively, of net assets.

2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 Securities with a value of $9,998,000 have been segregated as initial margin for open futures contracts.

5 Cash of $2,200,000 has been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

13

Windsor Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2019	1,865	283,088	323

See accompanying Notes, which are an integral part of the Financial Statements.

14

Windsor Fund

Statement of Operations

Year Ended
October 31, 2019
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	417,664
Dividends—Affiliated Issuers	1,635
Interest—Unaffiliated Issuers	4,951
Interest—Affiliated Issuers	6,256
Securities Lending—Net	1,032
Total Income	431,538
Expenses
Investment Advisory Fees—Note B
Basic Fee	23,528
Performance Adjustment	(9,853)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,725
Management and Administrative—Admiral Shares	17,505
Marketing and Distribution—Investor Shares	400
Marketing and Distribution—Admiral Shares	515
Custodian Fees	99
Auditing Fees	42
Shareholders’ Reports—Investor Shares	52
Shareholders’ Reports—Admiral Shares	66
Trustees’ Fees and Expenses	21
Total Expenses	42,100
Net Investment Income	389,438
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	1,618,621
Investment Securities Sold—Affiliated Issuers	8,257
Futures Contracts	8,910
Foreign Currencies	131
Realized Net Gain (Loss)	1,635,919
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	23,304
Investment Securities—Affiliated Issuers	(3,389)
Futures Contracts	5,658
Foreign Currencies	78
Change in Unrealized Appreciation (Depreciation)	25,651
Net Increase (Decrease) in Net Assets Resulting from Operations	2,051,008

1   Dividends are net of foreign withholding taxes of $5,615,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Windsor Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	389,438	367,597
Realized Net Gain (Loss)	1,635,919	1,740,492
Change in Unrealized Appreciation (Depreciation)	25,651	(2,369,959)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,051,008	(261,870)
Distributions
Net Investment Income
Investor Shares	(88,856)	(80,060)
Admiral Shares	(291,650)	(251,761)
Realized Capital Gain[1]
Investor Shares	(393,302)	(139,411)
Admiral Shares	(1,237,338)	(398,253)
Total Distributions	(2,011,146)	(869,485)
Capital Share Transactions
Investor Shares	63,089	(456,403)
Admiral Shares	678,063	445,731
Net Increase (Decrease) from Capital Share Transactions	741,152	(10,672)
Total Increase (Decrease)	781,014	(1,142,027)
Net Assets
Beginning of Period	18,415,048	19,557,075
End of Period	19,196,062	18,415,048

1 Includes fiscal 2019 and 2018 short-term gain distributions totaling $63,362,000 and $73,242,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Windsor Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$22.02	$23.38	$19.70	$21.06	$21.98
Investment Operations
Net Investment Income	.419	1.417	1.363	1.394	.356	2
Net Realized and Unrealized Gain (Loss) on Investments	1.700	(.753)	4.345	(.168)	.026
Total from Investment Operations	2.119	(.336)	4.708	.226	.382
Distributions
Dividends from Net Investment Income	(.426)	(.378)	(.433)	(.317)	(.339)
Distributions from Realized Capital Gains	(1.953)	(.646)	(.595)	(1.269)	(.963)
Total Distributions	(2.379)	(1.024)	(1.028)	(1.586)	(1.302)
Net Asset Value, End of Period	$21.76	$22.02	$23.38	$19.70	$21.06

Total Return[3]	11.59%	-1.69%	24.53%	1.27%	1.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,549	$4,468	$5,191	$4,896	$5,379
Ratio of Total Expenses to Average Net Assets[4]	0.30%	0.31%	0.31%	0.30%	0.39%
Ratio of Net Investment Income to Average Net Assets	2.04%	1.76%	1.66%	2.01%	1.64%[2]
Portfolio Turnover Rate	39%	33%	26%	26%	28%

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $.052 and 0.24%, respectively, resulting from income received from Covidien Ltd. in January 2015.

3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4 Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.05%), (0.05%), (0.06%), and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Windsor Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2019		2018		2017		2016	2015
Net Asset Value, Beginning of Period	$74.29		$78.88		$66.48		$71.04	$74.17
Investment Operations
Net Investment Income	1.484	1	1.484	1	1.295	1	1.398	1.291	2
Net Realized and Unrealized Gain (Loss) on Investments	5.735		(2.538)		14.650		(.545)	.062
Total from Investment Operations	7.219		(1.054)		15.945		.853	1.353
Distributions
Dividends from Net Investment Income	(1.509)		(1.358)		(1.538)		(1.134)	(1.235)
Distributions from Realized Capital Gains	(6.590)		(2.178)		(2.007)		(4.279)	(3.248)
Total Distributions	(8.099)		(3.536)		(3.545)		(5.413)	(4.483)
Net Asset Value, End of Period	$73.41		$74.29		$78.88		$66.48	$71.04

Total Return[3]	11.71%		-1.59%		24.63%		1.41%	1.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,647		$13,948		$14,366		$11,703	$12,206
Ratio of Total Expenses to Average Net Assets[4]	0.20%		0.21%		0.21%		0.20%	0.29%
Ratio of Net Investment Income to Average Net Assets	2.14%		1.86%		1.76%		2.11%	1.74%[2]
Portfolio Turnover Rate	39%		33%		26%		26%	28%

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $.177 and 0.24%, respectively, resulting from income received from Covidien Ltd. in January 2015.

3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4 Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.05%), (0.05%), (0.06%), and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Windsor Fund

Notes to Financial Statements

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The

19

Windsor Fund

clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2019, the fund’s average investments in long and short futures contracts represented 1% and 0%, respectively, of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net

20

Windsor Fund

amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2019, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.   The investment advisory firms Wellington Management Company LLP and Pzena Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company LLP is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee of Pzena Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Value Index for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

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Windsor Fund

For the year ended October 31, 2019, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before a decrease of $9,853,000 (0.05%) based on performance.

C.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2019, the fund had contributed to Vanguard capital in the amount of $885,000, representing less than 0.01% of the fund’s net assets and 0.35% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	18,017,709	601,054	—
Temporary Cash Investments	415,193	156,698	—
Futures Contracts—Liabilities[1]	(1,151)	—	—
Total	18,431,751	757,752	—

1 Represents variation margin on the last day of the reporting period.

22

Windsor Fund

E.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, and distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	94,323
Total Distributable Earnings (Loss)	(94,323)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	176,763
Undistributed Long-Term Gains	1,517,306
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	3,128,772

As of October 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	16,061,916
Gross Unrealized Appreciation	4,151,878
Gross Unrealized Depreciation	(1,023,140)
Net Unrealized Appreciation (Depreciation)	3,128,738

F.   During the year ended October 31, 2019, the fund purchased $7,110,135,000 of investment securities and sold $8,099,242,000 of investment securities, other than temporary cash investments.

23

Windsor Fund

G.   Capital share transactions for each class of shares were:

	Year Ended October 31,
	2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	337,518	16,763	404,676	17,238
Issued in Lieu of Cash Distributions	468,025	25,211	212,552	9,049
Redeemed	(742,454)	(35,854)	(1,073,631)	(45,424)
Net Increase (Decrease)—Investor Shares	63,089	6,120	(456,403)	(19,137)
Admiral Shares
Issued	797,705	11,373	1,253,586	15,730
Issued in Lieu of Cash Distributions	1,434,609	22,917	605,854	7,647
Redeemed	(1,554,251)	(22,522)	(1,413,709)	(17,752)
Net Increase (Decrease)—Admiral Shares	678,063	11,768	445,731	5,625

H.   Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

		Current Period Transactions
	Oct. 31,		Proceeds	Realized				Oct. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	240,417	NA1	NA1	21	12	6,256	—	415,193
Vanguard Value ETF	73,990	—	17,010	8,236	(3,401)	1,635	—	61,815
Total	314,407			8,257	(3,389)	7,891	—	477,008

1 Not applicable—purchases and sales are for temporary cash investment purposes.

I.    Management has determined that no events or transactions occurred subsequent to October 31, 2019, that would require recognition or disclosure in these financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Windsor Funds and Shareholders of Vanguard Windsor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Windsor Fund (one of the funds constituting Vanguard Windsor Funds, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

25

Special 2019 tax information (unaudited) for Vanguard Windsor Fund

This information for the fiscal year ended October 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,659,247,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $392,247,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 79.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (October 2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

CFA® is a registered trademark owned by CFA Institute.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q220 122019

Annual Report | October 31, 2019 Vanguard WindsorTM II Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisors’ Report	3
About Your Fund’s Expenses	9
Performance Summary	11
Financial Statements	13

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

Recent volatility in financial markets—affecting stocks, bonds, and commodities—has been a good reminder of the wise old adage, “Never keep all your eggs in one basket.” Maintaining balance and diversification in your investment portfolio can help to both limit risk and set you up for long-term success.

It’s understandable why some investors might become complacent after a long market run-up like the one that lifted stock prices, especially U.S. stock prices, in the years following the global financial crisis. But failing to rebalance regularly can leave a portfolio with a much different mix of assets than intended and, often, more risk than intended.

Balance across and diversification within asset classes are powerful tools for managing risk and achieving your investment goals. A portfolio’s allocation will determine a large portion of its long-term return and also the majority of its volatility risk. A well-diversified portfolio is less vulnerable to significant swings in the performance of any one segment of the asset classes in which it invests.

Balance and diversification will never eliminate the risk of loss, nor will they guarantee positive returns in a declining market. But they should reduce the chance that you’ll suffer disproportionate losses in one particular high-flying asset class or sector when it comes back to earth. And exposure to all key market components should give you at least some participation in the sectors that are performing best at any given time.

Vanguard is committed to helping you achieve balance and diversification in your portfolios to help meet your investment goals. We thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

November 18, 2019

Your Fund’s Performance at a Glance

•     Vanguard Windsor II Fund returned 10.82% for Investor Shares and 10.93% for Admiral Shares for the 12 months ended October 31, 2019. It slightly lagged its benchmark, the Russell 1000 Value Index, which returned 11.21%.

•     Each of the fund’s five advisors uses a value-oriented, long-term strategy focused on large- and mid-capitalization stocks.

•     The broad U.S. stock market, as measured by the Russell 3000 Index, climbed more than 13% for the year. While stocks endured stretches of volatility at the end of 2018 and during the spring of 2019, their performance was boosted by the Federal Reserve’s accommodative stance and corporate earnings that largely exceeded investor expectations.

•     Growth stocks outperformed their value counterparts, while large- and mid-cap stocks surpassed small-caps.

•     The advisors’ holdings in consumer discretionary and information technology were the greatest contributors to relative performance. Consumer staples, real estate, health care, and utilities detracted the most.

•     Over the past decade, the fund’s average annualized return trailed that of its expense-free benchmark.

Market Barometer

	Average Annual Total Returns
	Periods Ended October 31, 2019
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	14.15%	14.73%	10.55%
Russell 2000 Index (Small-caps)	4.90	10.96	7.37
Russell 3000 Index (Broad U.S. market)	13.49	14.47	10.31
FTSE All-World ex US Index (International)	11.52	8.21	4.16

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	11.51%	3.29%	3.24%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	9.42	3.62	3.55
FTSE Three-Month U.S. Treasury Bill Index	2.35	1.57	0.98

CPI
Consumer Price Index	1.76%	2.11%	1.62%

Advisors’ Report

For the 12 months ended October 31, 2019, Vanguard Windsor II Fund returned 10.82% for Investor Shares and 10.93% for Admiral Shares. It trailed the 11.21% performance of its benchmark, the Russell 1000 Value Index. Your fund is managed by five independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table on page 8 lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 18, 2019.

Barrow, Hanley, Mewhinney & Strauss, LLC

Portfolio Managers:

David Ganucheau, CFA,

Managing Director

Mark Giambrone

Managing Director

Over the past year, defensive areas (such as utilities, real estate, and consumer staples) have increasingly driven the market amid fears of a slowing economy, leading to record high valuations in these sectors. We are dramatically underweighted in these areas, having instead found value in companies with stable fundamentals in cyclical sectors of the market.

One example is our consumer discretionary holding Dollar General, whose sales we expect to accelerate in a downturn. We also recently added financial sector stock Berkshire Hathaway. It trades for approximately a 25% discount to intrinsic value before considering its $128 billion of balance-sheet cash that is opportunistically deployed in economic downturns. Berkshire is simply too cheap; our research indicates it is receiving an enormous “Warren Buffett” discount because of succession concerns.

Other significant contributors were Johnson Controls International, American International Group, Air Products & Chemicals, Microsoft, and refiners Phillips 66 and Valero Energy.

The largest detractors from performance were tobacco stocks, which we exited at different points during the past year. Imperial Brands continues to lose market share while elevated balance sheet leverage remains a concern. The expensive acquisition of e-cigarette manufacturer JUUL by Altria Group was seemingly both desperate and risky because of concerns about JUUL’s marketing to teens. Similarly, the attempted takeover of Altria by Philip Morris could indicate that Philip Morris International’s heat-not-burn product, IQOS, is struggling.

Lazard Asset Management LLC

Portfolio Managers:

Andrew Lacey, Deputy Chairman

Ronald Temple, Managing Director

The S&P 500 Index rose 14.3% over the 12 months ended October 31, 2019. Following a fourth-quarter 2018 sell-off spurred by increased uncertainty over U.S. trade policy, stocks rallied into the new year. Solid economic data and perceived progress in trade talks encouraged investors. Corporate earnings and other indicators of economic health were largely positive. The majority of companies reported quarterly earnings above expectations, and the economy continued to add jobs at a strong rate.

The unemployment rate reached a 50-year low in September, and GDP growth broadly came in above expectations despite weakness abroad. After raising its benchmark rate in December 2018, the Federal Reserve pulled back and cut rates three times in 2019 in an attempt to keep the U.S. economy on its solid growth trajectory.

Stock selection in the consumer discretionary sector helped performance. Top contributors included Dollar General and eBay. We sold eBay in September as our thesis was broken. Stock selection in consumer staples also bolstered returns; Procter & Gamble was a top contributor.

Stock selection in the energy sector hurt performance. Top detractors were EOG Resources and ConocoPhillips. Stock selection in information technology also lagged; Apple was a notable detractor.

Sanders Capital, LLC

Portfolio Managers:

Lewis A. Sanders, CFA,

Chief Executive Officer and

Co-Chief Investment Officer

John P. Mahedy, CPA,

Director of Research and

Co-Chief Investment Officer

Our portfolio strategy has three themes. The first is investments predicated on innovation (these make up 31% of our total investments). The focus here is on information technology and internet-based service companies. Although it is a diverse group, constituents share two characteristics: dominant positions in their respective markets and exposure to 5G wireless communications protocols, which we expect to highly stimulate growth.

The second theme is investments in health care products and services (19% of total). The global population cohort above 65 years of age is expected to grow at rates above 3% annually and consumes a disproportionate share of health care products and services. Advances in technology promise to add to this growth, particularly in managed medical care services. Fear (we believe exaggerated)

of adverse government intervention has depressed stock prices and created an unusual opportunity in this sector.

The third theme is investment in companies with very high cash yields (30% of total). We focus on companies that we believe are vulnerable to depressed interest rates, economic weakness, or market maturity but whose competitive position and underlying profit dynamics are strong enough to sustain current cash flows. Examples include selected banks and integrated oil companies and U.S. housing. The free-cash-flow yield of the firms in this group is near 10%, a rate we believe is durable and thus highly competitive with overall equity returns.

Investment results have been strong year-to-date, nearly matching broad benchmarks and outperforming value-based benchmarks substantially. Returns have been driven by the innovation component of the strategy, but we believe all three themes have considerable potential.

Hotchkis & Wiley Capital Management, LLC

Portfolio Managers:

George H. Davis, Jr.,

Chief Executive Officer

Scott McBride, CFA,

President

Despite concerns about slowing economic growth, geopolitical stability, and trade, the Fed’s accommodative stance along with strong corporate earnings and mostly positive economic data contributed to a rise in equities during the fiscal year. Large-capitalization growth stocks outperformed large-cap value stocks by about 6 percentage points, which widened the valuation gap to near-record levels. We do not believe this dichotomy can persist indefinitely. The timing of a reversion is uncertain, but we believe the portfolio is well-positioned to benefit when market valuations revert toward more normal levels.

Financials and information technology represent our portion of the portfolio’s largest sectors, both in absolute terms and relative to the benchmark. We have identified a disproportionate number of attractive risk-adjusted valuation opportunities in these sectors. In financials, we are partial to competitively advantaged banks with excess capital on their balance sheets trading at low multiples of both current and normal earnings. In technology, our largest positions are in software companies that enjoy significant barriers to entry, have net cash balance sheets, and trade at considerable discounts to the intrinsic value of their respective franchises.

During the period, financials, health care, and consumer staples helped relative performance, while energy, communication services, and consumer discretionary hurt. The largest positive contributors were American International Group, Microsoft, Cummins, Johnson Controls International, and General Electric. The largest detractors were Apache, Marathon Oil, Discovery Communications, Murphy Oil, and CBS.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of Alpha Equity Investments

Investment environment

The recent macroeconomic environment—characterized by high economic and policy uncertainty, low economic growth, and low interest rates—contributed to some extraordinary trends in the equity markets during the 12 months ended October 31, 2019. These trends are not unusual at the late stage of a business cycle and include the following:

• Value underperformance. The markets have experienced the longest stretch of value underperformance since the dot-com bubble burst in 2000. Investors have flocked to high-growth-potential companies, hoping for higher returns without necessarily looking at the underlying earnings. Those companies then trade at inflated valuations that increasingly diverge from those of value companies.

• Trading on sentiment. The equity market has been trading mostly on sentiment. Investors have reacted to macroeconomic shocks such as tariffs and Fed rate announcements while largely ignoring fundamentals (such as quality and growth) since the spring of 2018.

• “Junk” rally. A big junk rally, during which stocks with high valuations and low-quality earnings have outperformed, began in January 2019. It has been a risk-on and fundamental-off market, with investors giving up safety to pursue returns.

Investment strategy

While it’s important to understand how overall portfolio performance is affected by the macroeconomic factors described above, our approach to investing focuses on fundamentals—not technical analysis of stock price movements.

We use a strict quantitative approach to evaluate a stock’s attractiveness based on five characteristics: high quality—healthy balance sheets and steady cash-flow generation; management decisions—sound investment policies that favor internal over external funding; consistent earnings growth—the ability to grow earnings year after year; strong market sentiment—market confirmation of our view; and reasonable valuation—we strive to avoid overpriced stocks.

The interaction of these characteristics generates an expected return that seeks to capitalize on investor biases. We then construct our portfolio with the goal of maximizing these expected returns and minimizing exposure to risks that our research indicates do not improve returns, such as industry selection and other risks relative to our benchmark.

Portfolio update

Against the fiscal year’s unusual backdrop, market sentiment was the only model that helped our portfolio’s relative performance. Three of its 11 industry sectors—health care, materials, and utilities—contributed on a relative basis. The biggest detractors were energy, industrials, and financials.

The portfolio benefited from under-weighted positions in AbbVie and CVS Health in health care, along with overweighted positions in Ball Corporation and Reliance Steel & Aluminum in materials and FirstEnergy in utilities. Returns were eroded most by overweighted positions in Marathon Oil and Devon Energy in the energy sector, Nielsen Holdings in industrials, and Comerica in financials.

Vanguard Windsor II Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney & Strauss, LLC	35	16,391

Conducts fundamental research on individual stocks exhibiting traditional value characteristics: price/earnings and price/book ratios below the broad market average and dividend yields above the broad market average.

Lazard Asset Management LLC	26	12,111

Employs a relative-value approach that seeks a combination of attractive valuation and high financial productivity. The process is research-driven, relying upon bottom-up stock analysis performed by the firm’s global sector analysts.

Sanders Capital, LLC	19	8,607	Employs a traditional, bottom-up, fundamental research approach to identifying securities that are undervalued relative to their expected total return.
Hotchkis and Wiley Capital Management, LLC	18	8,136	Uses a disciplined investment approach, focusing on such investment parameters as a company’s tangible assets, sustainable cash flow, and potential for improving business performance.
Vanguard Quantitative Equity Group	1	363	Employs a quantitative fundamental management approach, using models that assess valuation, market sentiment, earnings quality and growth, and management decisions of companies versus their peers.
Cash Investments	1	533	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2019

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor II Fund	4/30/2019	10/31/2019	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,034.51	$1.69
Admiral™ Shares	1,000.00	1,035.09	1.28
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.54	$1.68
Admiral Shares	1,000.00	1,023.95	1.28

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.33% for Investor Shares and 0.25% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Windsor II Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2009, Through October 31, 2019

Initial Investment of $10,000

	Average Annual Total Returns Periods Ended October 31, 2019
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Windsor II Fund Investor Shares	10.82%	7.66%	11.39%	$29,397
Russell 1000 Value Index	11.21	7.61	11.96	30,959
Dow Jones U.S. Total Stock Market Float Adjusted Index	13.39	10.26	13.62	35,859

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Windsor II Fund Admiral Shares	10.93%	7.74%	11.47%	$148,142
Russell 1000 Value Index	11.21	7.61	11.96	154,796
Dow Jones U.S. Total Stock Market Float Adjusted Index	13.39	10.26	13.62	179,296

See Financial Highlights for dividend and capital gains information.

Windsor II Fund

Sector Diversification

As of October 31, 2019

Communication Services	7.3%
Consumer Discretionary	8.8
Consumer Staples	3.8
Energy	8.7
Financials	20.3
Health Care	14.8
Industrials	11.9
Information Technology	16.8
Materials	3.4
Other	0.0
Real Estate	0.6
Utilities	3.6

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Windsor II Fund

Financial Statements

Statement of Net Assets

As of October 31, 2019

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (96.1%)[1]
Communication Services (6.9%)
	Comcast Corp. Class A	15,706,221	703,953
*	Alphabet Inc. Class A	527,662	664,221
*	Alphabet Inc. Class C	306,573	386,316
*	Facebook Inc. Class A	1,294,300	248,053
	Verizon Communications Inc.	3,882,550	234,778
	Walt Disney Co.	1,764,624	229,260
*	Discovery Communications Inc.	6,332,459	159,831
	Vodafone Group plc ADR	7,754,936	158,356
	News Corp. Class A	8,137,291	111,562
*	Electronic Arts Inc.	864,637	83,351
	Activision Blizzard Inc.	1,333,569	74,720
	CBS Corp. Class B	1,646,100	59,325
	Interpublic Group of Cos. Inc.	1,813,400	39,441
	Omnicom Group Inc.	510,300	39,390
	AT&T Inc.	142,227	5,474
	CenturyLink Inc.	145,225	1,879
*,^	Discovery Communications Inc. Class A	64,651	1,743
	News Corp. Class B	88,991	1,257
			3,202,910
Consumer Discretionary (8.5%)
	Lowe’s Cos. Inc.	7,276,980	812,184
	Dollar General Corp.	4,878,526	782,223
	McDonald’s Corp.	1,889,836	371,731
	Lennar Corp. Class A	5,791,553	345,177
	Advance Auto Parts Inc.	2,110,558	342,924
	DR Horton Inc.	4,966,356	260,088
	General Motors Co.	5,834,000	216,791
	Ross Stores Inc.	1,549,743	169,960
	Aptiv plc	1,734,024	155,282
	Magna International Inc.	2,200,500	118,321
*	Alibaba Group Holding Ltd. ADR	478,142	84,473
	Goodyear Tire & Rubber Co.	4,545,700	72,140
	Genuine Parts Co.	563,581	57,812
	Harley-Davidson Inc.	1,315,300	51,178
*	Adient plc	2,154,606	45,656
	Lennar Corp. Class B	47,457	2,231
	Gentex Corp.	76,818	2,155
	Autoliv Inc.	27,671	2,154
	Aramark	46,881	2,052
	Newell Brands Inc.	103,444	1,962
	PulteGroup Inc.	48,977	1,922
	H&R Block Inc.	76,738	1,918
	Target Corp.	15,362	1,642
*	Qurate Retail Group Inc. QVC Group Class A	157,433	1,502
	Kohl’s Corp.	13,858	710
*	Norwegian Cruise Line Holdings Ltd.	11,581	588
	Whirlpool Corp.	3,695	562
			3,905,338
Consumer Staples (3.6%)
	Coca-Cola Co.	8,755,510	476,562
	Procter & Gamble Co.	2,833,690	352,823
	Mondelez International Inc. Class A	3,976,465	208,566
	PepsiCo Inc.	1,320,316	181,108
	Kimberly-Clark Corp.	1,051,418	139,712
	Nestle SA	1,040,100	111,271
	Unilever plc ADR	1,776,200	106,767
	Kroger Co.	2,457,700	60,558
	Walmart Inc.	33,097	3,881
	Philip Morris International Inc.	43,274	3,524
	Kraft Heinz Co.	83,191	2,689
	Sysco Corp.	27,191	2,172
	Coty Inc. Class A	174,703	2,042
	Molson Coors Brewing Co. Class B	37,910	1,999
	Bunge Ltd.	36,722	1,983
	General Mills Inc.	18,339	933
	Altria Group Inc.	10,337	463
	Spectrum Brands Holdings Inc.	970	49
			1,657,102

Windsor II Fund

			Market
			Value•
		Shares	($000)
Energy (8.4%)
	Chevron Corp.	6,013,440	698,401
	Phillips 66	4,829,263	564,154
	EOG Resources Inc.	6,333,618	438,983
	Valero Energy Corp.	4,057,419	393,488
	Hess Corp.	4,650,572	305,775
	Suncor Energy Inc.	7,226,480	214,554
	BP plc ADR	5,327,121	201,951
	ConocoPhillips	3,196,844	176,466
	Halliburton Co.	8,813,254	169,655
	National Oilwell Varco Inc.	6,470,100	146,354
	Marathon Oil Corp.	11,470,151	132,251
	Apache Corp.	5,536,800	119,927
	Royal Dutch Shell plc ADR	2,024,506	117,361
^	Murphy Oil Corp.	4,438,900	91,575
	Marathon Petroleum Corp.	1,177,157	75,279
	Kosmos Energy Ltd.	5,732,500	35,541
	Exxon Mobil Corp.	92,460	6,248
	HollyFrontier Corp.	39,936	2,194
	Devon Energy Corp.	91,059	1,847
	Plains GP Holdings LP Class A	96,578	1,792
	Schlumberger Ltd.	6,658	218
	Kinder Morgan Inc.	10,095	202
			3,894,216
Financials (19.6%)
	Wells Fargo & Co.	22,180,383	1,145,173
	Bank of America Corp.	35,732,106	1,117,343
	American International Group Inc.	14,932,516	790,826
	JPMorgan Chase & Co.	5,321,291	664,736
	US Bancorp	9,992,695	569,783
	Citigroup Inc.	7,518,853	540,305
*	Berkshire Hathaway Inc. Class B	2,324,165	494,071
	Intercontinental Exchange Inc.	4,763,557	449,299
	Northern Trust Corp.	3,402,527	339,164
	American Express Co.	2,880,638	337,841
	Goldman Sachs Group Inc.	1,102,854	235,327
	Fifth Third Bancorp	7,896,556	229,632
	Aon plc	1,156,750	223,438
	Bank of New York Mellon Corp.	3,508,414	164,018
	Chubb Ltd.	1,054,627	160,746
	Capital One Financial Corp.	1,705,395	159,028
	Commerce Bancshares Inc.	1,989,492	128,044
	State Street Corp.	1,832,100	121,047
	Travelers Cos. Inc.	915,500	119,985
	Citizens Financial Group Inc.	3,411,400	119,945
	AXA Equitable Holdings Inc.	5,501,509	118,833
	Navient Corp.	7,859,077	108,219
	Morgan Stanley	1,770,264	81,521
	Discover Financial Services	919,770	73,821
	E*TRADE Financial Corp.	1,707,515	71,357
	Barclays plc	31,514,564	68,358
	SLM Corp.	7,859,007	66,330
	China Construction Bank Corp.	78,016,000	62,512
	Industrial & Commercial Bank of China Ltd.	71,806,000	51,441
	Synchrony Financial	1,432,754	50,676
	Royal Bank of Scotland Group plc	15,219,700	42,071
	CIT Group Inc.	862,147	36,977
	Sumitomo Mitsui Financial Group Inc.	1,036,900	36,813
	Banco de Sabadell SA	24,989,467	27,469
	Allstate Corp.	27,702	2,948
	MetLife Inc.	61,296	2,868
	Aflac Inc.	47,381	2,519
	Progressive Corp.	35,567	2,479
	Regions Financial Corp.	141,983	2,286
	Ally Financial Inc.	72,536	2,222
	Zions Bancorp NA	42,475	2,059
*	Brighthouse Financial Inc.	51,366	1,940
	Ameriprise Financial Inc.	12,566	1,896
	Voya Financial Inc.	18,906	1,020
*	Arch Capital Group Ltd.	23,967	1,001
	Erie Indemnity Co. Class A	5,252	968
	Comerica Inc.	14,395	942
	PacWest Bancorp	22,970	850
	Everest Re Group Ltd.	2,453	631
	T. Rowe Price Group Inc.	5,053	585
*	Alleghany Corp.	735	572
	Unum Group	16,482	454
	TCF Financial Corp.	6,606	261
*	Athene Holding Ltd. Class A	5,241	227
			9,034,877
Health Care (14.3%)
	Medtronic plc	13,570,988	1,477,881
	Anthem Inc.	3,402,321	915,497
	Cigna Corp.	2,938,908	524,478
	CVS Health Corp.	7,473,451	496,162
	Pfizer Inc.	12,139,708	465,801
	Johnson & Johnson	2,889,656	381,550

Windsor II Fund

			Market
			Value•
		Shares	($000)
	Sanofi ADR	8,213,647	378,485
	UnitedHealth Group Inc.	1,208,300	305,337
	Danaher Corp.	1,418,654	195,519
	Gilead Sciences Inc.	2,974,783	189,523
	Humana Inc.	558,523	164,317
	Zoetis Inc.	1,256,827	160,773
	Roche Holding AG	505,400	152,103
	Thermo Fisher Scientific Inc.	460,702	139,123
	GlaxoSmithKline plc ADR	2,717,200	124,448
*	Laboratory Corp. of America Holdings	751,430	123,813
*	Elanco Animal Health Inc.	2,615,040	70,658
*	Biogen Inc.	171,900	51,348
	Merck & Co. Inc.	574,478	49,784
*	Centene Corp.	905,258	48,051
	AbbVie Inc.	594,909	47,325
	Zimmer Biomet Holdings Inc.	336,774	46,552
	HCA Healthcare Inc.	301,800	40,302
	Abbott Laboratories	41,969	3,509
	Bristol-Myers Squibb Co.	49,025	2,813
	Eli Lilly & Co.	21,358	2,434
	Amgen Inc.	10,370	2,211
	Cardinal Health Inc.	42,675	2,110
	Universal Health Services Inc. Class B	15,303	2,104
*	IQVIA Holdings Inc.	13,557	1,958
*	Syneos Health Inc.	35,459	1,778
	McKesson Corp.	9,923	1,320
	STERIS plc	8,344	1,181
	Agilent Technologies Inc.	11,072	839
*	United Therapeutics Corp.	8,009	720
			6,571,807
Industrials (11.4%)
	General Electric Co.	86,114,205	859,420
	United Technologies Corp.	4,058,676	582,745
	Raytheon Co.	2,066,698	438,574
	Caterpillar Inc.	2,912,100	401,287
	Honeywell International Inc.	2,210,215	381,770
	Wabtec Corp.	5,439,877	377,364
	Deere & Co.	1,972,924	343,565
	Johnson Controls International plc	6,769,007	293,301
	JB Hunt Transport Services Inc.	1,588,602	186,756
	Spirit AeroSystems Holdings Inc. Class A	2,197,302	179,783
	Norfolk Southern Corp.	983,140	178,932
	CNH Industrial NV	15,877,300	173,221
	Cummins Inc.	963,600	166,202
	General Dynamics Corp.	934,433	165,208
	Eaton Corp. plc	1,742,740	151,810
	Boeing Co.	328,740	111,742
	FedEx Corp.	534,500	81,597
	Stanley Black & Decker Inc.	488,022	73,852
	PACCAR Inc.	660,878	50,266
	Fluor Corp.	1,850,000	29,804
	Embraer SA ADR	1,339,300	23,264
	WW Grainger Inc.	7,557	2,334
*	JetBlue Airways Corp.	111,969	2,161
	Nielsen Holdings plc	95,690	1,929
	Allison Transmission Holdings Inc.	38,634	1,685
	Pentair plc	38,737	1,606
	Macquarie Infrastructure Corp.	36,667	1,582
	Dover Corp.	14,612	1,518
	3M Co.	3,689	609
	KAR Auction Services Inc.	11,336	282
*	United Airlines Holdings Inc.	2,105	191
	ManpowerGroup Inc.	2,093	190
	Jacobs Engineering Group Inc.	1,988	186
			5,264,736
Information Technology (16.1%)
	Microsoft Corp.	13,705,374	1,964,940
	Apple Inc.	3,677,533	914,823
	Oracle Corp.	13,389,233	729,579
	QUALCOMM Inc.	5,537,410	445,429
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	7,567,119	390,690
	Samsung Electronics Co. Ltd.	8,124,900	351,157
	Cisco Systems Inc.	7,220,868	343,063
	Visa Inc. Class A	1,719,230	307,502
	Broadcom Inc.	879,024	257,422
	Analog Devices Inc.	2,195,264	234,081
	Hewlett Packard Enterprise Co.	14,049,300	230,549
	Corning Inc.	6,102,800	180,826
	Texas Instruments Inc.	1,526,260	180,083
	Accenture plc Class A	709,795	131,610
	Fidelity National Information Services Inc.	919,680	121,177
*	Palo Alto Networks Inc.	508,105	115,538
	Skyworks Solutions Inc.	1,104,152	100,544
	Telefonaktiebolaget LM Ericsson ADR	9,987,900	87,095
	Motorola Solutions Inc.	506,360	84,218

Windsor II Fund

			Market
			Value•
		Shares	($000)
*	Micron Technology Inc.	1,429,400	67,968
*	PTC Inc.	882,670	59,060
	TE Connectivity Ltd.	623,700	55,821
*	Teradata Corp.	800,700	23,965
	Intel Corp.	122,009	6,897
	International Business Machines Corp.	20,751	2,775
*	Qorvo Inc.	26,702	2,159
	Seagate Technology plc	37,193	2,158
	Sabre Corp.	91,700	2,153
*	ON Semiconductor Corp.	105,153	2,145
	HP Inc.	111,514	1,937
	Leidos Holdings Inc.	20,728	1,787
	Avnet Inc.	38,705	1,531
	Teradyne Inc.	19,417	1,189
	Lam Research Corp.	3,492	947
*	Dell Technologies Inc.	5,533	293
	Western Union Co.	11,435	287
	Alliance Data Systems Corp.	1,680	168
			7,403,566
Materials (3.3%)
	Air Products & Chemicals Inc.	2,883,815	615,002
	Corteva Inc.	14,913,951	393,430
	DuPont de Nemours Inc.	4,305,500	283,775
	Vulcan Materials Co.	794,283	113,479
	International Paper Co.	2,493,840	108,931
	Reliance Steel & Aluminum Co.	20,312	2,357
	CF Industries Holdings Inc.	45,507	2,064
	Scotts Miracle-Gro Co.	19,572	1,965
	Ball Corp.	26,772	1,873
	Sealed Air Corp.	37,318	1,559
	Dow Inc.	17,143	866
			1,525,301
Other (0.9%)
	SPDR S&P 500 ETF Trust	1,241,743	376,658
[2]	Vanguard Value ETF	255,823	29,097
			405,755
Real Estate (0.5%)
	Prologis Inc.	2,620,300	229,958
	Mid-America Apartment Communities Inc.	17,850	2,481
	Essex Property Trust Inc.	7,380	2,414
	Brixmor Property Group Inc.	98,970	2,179
	Park Hotels & Resorts Inc.	82,328	1,914
	UDR Inc.	31,797	1,598
	Equity Residential	16,581	1,470
	Kimco Realty Corp.	47,349	1,021
	VEREIT Inc.	85,458	841
	Spirit Realty Capital Inc.	15,050	750
	Regency Centers Corp.	9,909	666
	Alexandria Real Estate Equities Inc.	4,021	638
	Ventas Inc.	9,561	623
	Simon Property Group Inc.	4,096	617
	Iron Mountain Inc.	10,234	336
			247,506
Utilities (2.6%)
	Dominion Energy Inc.	6,473,218	534,364
	Exelon Corp.	4,653,253	211,676
	Edison International	2,871,726	180,632
	PPL Corp.	5,389,130	180,482
	Southern Co.	1,371,252	85,923
	FirstEnergy Corp.	58,828	2,843
	Vistra Energy Corp.	84,440	2,282
	CMS Energy Corp.	35,556	2,273
	AES Corp.	130,532	2,226
	NRG Energy Inc.	48,401	1,942
	Sempra Energy	9,226	1,333
	Duke Energy Corp.	10,355	976
	NextEra Energy Inc.	3,952	942
	Pinnacle West Capital Corp.	4,498	423
	Evergy Inc.	6,250	399
			1,208,716
Total Common Stocks
(Cost $34,161,537)			44,321,830
Temporary Cash Investments (4.0%)[1]
Money Market Fund (3.9%)
[3,4]	Vanguard Market Liquidity Fund, 1.984%	17,996,801	1,799,860

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
5	United States Treasury Bill, 1.957%, 11/7/19	100	100
	United States Treasury Bill, 2.048%, 11/21/19	12,000	11,990
5	United States Treasury Bill, 2.043%, 11/29/19	40,000	39,954
			52,044
Total Temporary Cash Investments
(Cost $1,851,778)			1,851,904
Total Investments (100.1%)
(Cost $36,013,315)			46,173,734

Windsor II Fund

Amount
($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard	2,132
Receivables for Investment Securities Sold	72,209
Receivables for Accrued Income	46,128
Receivables for Capital Shares Issued	7,185
Total Other Assets	127,654
Liabilities
Payables for Investment Securities Purchased	(22,018)
Collateral for Securities on Loan	(3,339)
Payables to Investment Advisor	(12,529)
Payables for Capital Shares Redeemed	(82,915)
Payables to Vanguard	(37,373)
Variation Margin Payable—Futures Contracts	(2,314)
Other Liabilities	(71)
Total Liabilities	(160,559)
Net Assets (100%)	46,140,829

At October 31, 2019, net assets consisted of:

Amount
($000)
Paid-in Capital	32,169,175
Total Distributable Earnings (Loss)	13,971,654
Net Assets	46,140,829

Investor Shares—Net Assets
Applicable to 325,578,558 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	12,119,212
Net Asset Value Per Share—Investor Shares	$37.22

Admiral Shares—Net Assets
Applicable to 515,042,627 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	34,021,617
Net Asset Value Per Share—Admiral Shares	$66.06

•  See Note A in Notes to Financial Statements.

*   Non-income-producing security.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,420,000.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.2% and 2.9%, respectively, of net assets.

2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 Collateral of $3,339,000 was received for securities on loan. The fund received additional collateral of $299,000 on the next business day.

5 Securities with a value of $24,642,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

Windsor II Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2019	3,390	514,568	25,114
Micro E-mini S&P 500 Index	December 2019	47	713	11
				25,125

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Operations

Year Ended
October 31, 2019
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	1,103,003
Dividends—Affiliated Issuers	849
Interest—Unaffiliated Issuers	790
Interest—Affiliated Issuers	38,055
Securities Lending—Net	99
Total Income	1,142,796
Expenses
Investment Advisory Fees—Note B
Basic Fee	63,293
Performance Adjustment	(13,291)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	24,174
Management and Administrative—Admiral Shares	44,184
Marketing and Distribution—Investor Shares	1,011
Marketing and Distribution—Admiral Shares	1,184
Custodian Fees	288
Auditing Fees	46
Shareholders’ Reports—Investor Shares	433
Shareholders’ Reports—Admiral Shares	278
Trustees’ Fees and Expenses	49
Total Expenses	121,649
Net Investment Income	1,021,147
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	3,836,385
Investment Securities Sold—Affiliated Issuers	(179,596)
Futures Contracts	92,427
Foreign Currencies	(476)
Realized Net Gain (Loss)	3,748,740
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(223,345)
Investment Securities—Affiliated Issuers	100,345
Futures Contracts	29,394
Foreign Currencies	159
Change in Unrealized Appreciation (Depreciation)	(93,447)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,676,440

1   Dividends are net of foreign withholding taxes of $12,065,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2019	2018
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,021,147	1,029,684
Realized Net Gain (Loss)	3,748,740	3,682,687
Change in Unrealized Appreciation (Depreciation)	(93,447)	(2,436,557)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,676,440	2,275,814
Distributions
Net Investment Income
Investor Shares	(276,239)	(252,654)
Admiral Shares	(805,822)	(710,493)
Realized Capital Gain[1]
Investor Shares	(873,499)	(828,642)
Admiral Shares	(2,466,823)	(2,184,797)
Total Distributions	(4,422,383)	(3,976,586)
Capital Share Transactions
Investor Shares	(15,087)	(1,134,007)
Admiral Shares	(284,508)	(130,763)
Net Increase (Decrease) from Capital Share Transactions	(299,595)	(1,264,770)
Total Increase (Decrease)	(45,538)	(2,965,542)
Net Assets
Beginning of Period	46,186,367	49,151,909
End of Period	46,140,829	46,186,367

1    Includes fiscal 2019 and 2018 short-term gain distributions totaling $181,005,000 and $190,915,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$37.39	$38.81	$35.03	$36.73	$39.59
Investment Operations
Net Investment Income	.775[1]	.783[1]	.750[1]	.847[1]	.809
Net Realized and Unrealized Gain (Loss)
on Investments	2.628	.950	5.847	.096	(.229)
Total from Investment Operations	3.403	1.733	6.597	.943	.580
Distributions
Dividends from Net Investment Income	(.844)	(.740)	(.851)	(.781)	(.827)
Distributions from Realized Capital Gains	(2.729)	(2.413)	(1.966)	(1.862)	(2.613)
Total Distributions	(3.573)	(3.153)	(2.817)	(2.643)	(3.440)
Net Asset Value, End of Period	$37.22	$37.39	$38.81	$35.03	$36.73

Total Return[2]	10.82%	4.44%	19.60%	2.86%	1.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,119	$12,061	$13,638	$13,773	$15,397
Ratio of Total Expenses to Average Net Assets[3]	0.33%	0.33%	0.34%	0.33%	0.34%
Ratio of Net Investment Income to
Average Net Assets	2.20%	2.04%	2.01%	2.46%	2.12%
Portfolio Turnover Rate	32%	29%	32%	33%	26%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.03%), (0.02%), (0.03%), and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$66.35	$68.88	$62.18	$65.20	$70.27
Investment Operations
Net Investment Income	1.426[1]	1.443[1]	1.377[1]	1.552[1]	1.492
Net Realized and Unrealized Gain (Loss)
on Investments	4.675	1.682	10.376	.168	(.401)
Total from Investment Operations	6.101	3.125	11.753	1.720	1.091
Distributions
Dividends from Net Investment Income	(1.547)	(1.371)	(1.565)	(1.437)	(1.525)
Distributions from Realized Capital Gains	(4.844)	(4.284)	(3.488)	(3.303)	(4.636)
Total Distributions	(6.391)	(5.655)	(5.053)	(4.740)	(6.161)
Net Asset Value, End of Period	$66.06	$66.35	$68.88	$62.18	$65.20

Total Return[2]	10.93%	4.52%	19.68%	2.94%	1.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$34,022	$34,126	$35,514	$30,991	$31,763
Ratio of Total Expenses to Average Net Assets[3]	0.25%	0.25%	0.26%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	2.28%	2.12%	2.09%	2.54%	2.20%
Portfolio Turnover Rate	32%	29%	32%	33%	26%

1   Calculated based on average shares outstanding.

2   Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3   Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.03%), (0.02%), (0.03%), and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Notes to Financial Statements

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Windsor II Fund

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2019, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2016–2019), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

Windsor II Fund

The fund had no borrowings outstanding at October 31, 2019, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.   The investment advisory firms Barrow, Hanley, Mewhinney & Strauss, LLC, Lazard Asset Management LLC, Hotchkis and Wiley Capital Management, LLC, and Sanders Capital, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on performance relative to the MSCI US Prime Market 750 Index for the preceding three years. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee of Hotchkis and Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance relative to the MSCI US Investable Market 2500 Index for the preceding five years. The basic fee of Sanders Capital, LLC, is subject to quarterly adjustments based on performance relative to the Russell 3000 Index for the preceding five years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $643,000 for the year ended October 31, 2019.

For the year ended October 31, 2019, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.14% of the fund’s average net assets, before a decrease of $13,291,000 (0.03%) based on performance.

C.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Windsor II Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2019, the fund had contributed to Vanguard capital in the amount of $2,132,000, representing less than 0.01% of the fund’s net assets and 0.85% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2019, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	43,418,634	903,196	—
Temporary Cash Investments	1,799,860	52,044	—
Futures Contracts—Liabilities[1]	(2,314)	—	—
Total	45,216,180	955,240	—

1 Represents variation margin on the last day of the reporting period.

E.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, distributions in connection with fund share redemptions, and redesignation of dividends paid were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	258,374
Total Distributable Earnings (Loss)	(258,374)

Windsor II Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	331,096
Undistributed Long-Term Gains	3,547,223
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	10,127,875

As of October 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	36,045,900
Gross Unrealized Appreciation	12,544,650
Gross Unrealized Depreciation	(2,416,816)
Net Unrealized Appreciation (Depreciation)	10,127,834

F.   During the year ended October 31, 2019, the fund purchased $13,936,958,000 of investment securities and sold $18,207,407,000 of investment securities, other than temporary cash investments.

G.   Capital share transactions for each class of shares were:

			Year Ended October 31,
		2019		2018
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	651,279	18,910	803,624	21,108
Issued in Lieu of Cash Distributions	1,122,692	35,211	1,052,733	27,845
Redeemed	(1,789,058)	(51,114)	(2,990,364)	(77,778)
Net Increase (Decrease)—Investor Shares	(15,087)	3,007	(1,134,007)	(28,825)
Admiral Shares
Issued	1,513,788	24,434	2,416,874	35,509
Issued in Lieu of Cash Distributions	3,089,248	54,596	2,738,624	40,825
Redeemed	(4,887,544)	(78,289)	(5,286,261)	(77,631)
Net Increase (Decrease)—Admiral Shares	(284,508)	741	(130,763)	(1,297)

Windsor II Fund

H.   Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds	Realized				Oct. 31,
	2018		from	Net	Change in		Capital Gain	2019
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Adient plc	207,482	—	80,401	(190,058)	108,633	—	—	NA1
Vanguard Market Liquidity Fund	1,156,280	NA2	NA2	(328)	102	38,055	—	1,799,860
Vanguard Value ETF	46,703	—	20,006	10,790	(8,390)	849	—	29,097
Total	1,410,465			(179,596)	100,345	38,904	—	1,828,957

1 Not applicable—at October 31, 2019, the security was still held, but the issuer was no longer an affiliated company of the fund.

2 Not applicable—purchases and sales are for temporary cash investment purposes.

I.    In November 2019, the board of trustees approved changes to the investment advisors of the fund. Aristotle Capital Management, LLC, will join Lazard Asset Management LLC, Hotchkis and Wiley Capital Management, LLC, and Sanders Capital, LLC, as investment advisors to the fund. Barrow, Hanley, Mewhinney & Strauss, LLC, and Vanguard will no longer serve as investment advisors.

Management has determined that no other events or transactions occurred subsequent to October 31, 2019, that would require recognition or disclosure in these financial statements.

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Vanguard Windsor Funds and Shareholders of Vanguard Windsor II Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Windsor II Fund (one of the funds constituting Vanguard Windsor Funds, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 13, 2019

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2019 tax information (unaudited) for Vanguard Windsor II Fund

This information for the fiscal year ended October 31, 2019, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $3,417,797,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $1,139,127,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 86.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; trustee (2018–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), and the Lumina Foundation.

1   Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Director of the V Foundation and Oxfam America. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Board of advisors and investment committee member of the Museum of Fine Arts Boston. Board member (2018–present) of RIT Capital Partners (investment firm); investment committee member of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments; director (2017–present) of Reserve Trust. Rubinstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (October 2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (October 2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (May 2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

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Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2019, Bloomberg. All rights reserved.

CFA® is a registered trademark owned by CFA Institute.

© 2019 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q730 122019

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)           Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended October 31, 2019: $88,000
Fiscal Year Ended October 31, 2018: $90,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2019: $9,568,215
Fiscal Year Ended October 31, 2018: $9,734,277

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)           Audit-Related Fees.

Fiscal Year Ended October 31, 2019: $3,012,031
Fiscal Year Ended October 31, 2018: $5,581,336

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)           Tax Fees.

Fiscal Year Ended October 31, 2019: $357,238
Fiscal Year Ended October 31, 2018: $347,985

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)           All Other Fees.

Fiscal Year Ended October 31, 2019: $0
Fiscal Year Ended October 31, 2018: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)           (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)           Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2019: $357,238
Fiscal Year Ended October 31, 2018: $347,985

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)           For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)   Code of Ethics.

(b)   Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date:  December 18, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 18, 2019

VANGUARD WINDSOR FUNDS

BY:	/s/ JOHN BENDL*

JOHN BENDL
CHIEF FINANCIAL OFFICER

Date: December 18, 2019

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 (see file Number 33-32216) and a Power of Attorney filed on October 30, 2019 (see file Number 811-02554), Incorporated by Reference.